EXHIBIT 10.34

FIRST AMENDMENT TO AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of December 9, 2024 (this “First Amendment”), is by and among the lenders signatory hereto (collectively, the “Required Lenders”), Solaris Energy Infrastructure, LLC (f/k/a Solaris Oilfield Infrastructure, LLC), a Delaware limited liability company (“Borrower”), Solaris Energy Infrastructure, Inc. (f/k/a Solaris Oilfield Infrastructure, Inc.), a Delaware corporation (“Parent”), the other guarantors under the Credit Agreement (the “Guarantors”, and together with Borrower, the “Obligors”) and Silver Point Finance LLC, as collateral agent (in such capacity, the “Collateral Agent”).

W I T N E S E T H:

WHEREAS, the Collateral Agent, Banco Santander, S.A. New York Branch, as administrative agent (the “Administrative Agent”), certain financial institutions from time to time party thereto as lenders (the “Lenders”), Parent and the Obligors are parties to that certain Senior Secured Term Loan Agreement, dated as of September 11, 2024 (as otherwise heretofore amended, supplemented or modified, the “Credit Agreement”; capitalized terms used but not defined herein shall have the meanings set forth therefor in the Credit Agreement), pursuant to which the Lenders provide certain financing to the Borrower in accordance with the terms and conditions set forth therein;

WHEREAS, pursuant to Section 10.2.12 of the Credit Agreement, following the Closing Date, so long as any Commitments or Obligations are outstanding and the Total Leverage Ratio exceeds 2.00:1.00, each Obligor and their respective Subsidiaries are prohibited from incurring Capital Expenditures in excess of $50,000,000 in aggregate for all such Obligors and Subsidiaries;

WHEREAS, as of the date hereof the Total Leverage Ratio exceeds 2.00:1.00 and pursuant to those certain purchase orders identified to the Required Lenders on or prior to the date of this First Amendment (the “Specified Purchase Orders”), the Obligors and their respective Subsidiaries have incurred Capital Expenditures in excess of $50,000,000, resulting in an Event of Default pursuant to Section 11.1(d) of the Credit Agreement;

WHEREAS, the Borrower is requesting that the Required Lenders (i) waive any Default or Event of Default under the Credit Agreement solely to the extent arising from the Obligors’ failure to comply with the covenants contained in Section 10.2.12 of the Credit Agreement (the “Requested Waiver”) and (ii) amend the Credit Agreement as set forth below; and

WHEREAS, by this First Amendment, the Required Lenders, the Collateral Agent, Parent, the Borrower and the Guarantors desire and intend to evidence the Requested Waiver and Amendments (as defined below) upon the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Limited Waiver. Subject to the terms and conditions hereof and in reliance upon the representations, warranties, covenants and agreements set forth herein, effective upon the occurrence of the First Amendment Effective Date and notwithstanding the provisions of the Credit Agreement to the contrary, the Required Lenders hereby grant, on a one-time basis, the Requested Waiver. Except as expressly provided in the preceding sentence, the Requested Waiver shall in no way (i) limit or impair any rights or remedies of the Administrative Agent, the Collateral Agent or any Lender with respect to any Default or Event of Default other than the Specified Default, (ii) amend, supplement or modify any provision of the Credit Agreement or any other Loan Document, or (iii) constitute any course of dealing or other basis for altering any obligation of Parent or any Obligor under any Loan Document to which it is a party.

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2.Amendment.  In reliance upon the representations, warranties, covenants and conditions contained in this First Amendment, and subject to the terms, and satisfaction of the conditions precedent set forth in Section 3 herein, effective as of the First Amendment Effective Date, the Credit Agreement is hereby amended in the manner provided in this Section 1:
(a)New Defined Terms. Section 1.1 of the Credit Agreement is hereby amended by adding the following new defined terms in appropriate alphabetical order to read in full as follows:

First Amendment: that certain First Amendment to Credit Agreement, dated as of the First Amendment Effective Date, by and among the Required Lenders, Borrower, Parent, the other Guarantors party thereto and the Collateral Agent.

First Amendment Effective Date: December 9, 2024.

Parent Equity Issuance: as defined in Section 10.1.15.

Specified Purchase Orders: those certain purchase orders identified to the Required Lenders by the Borrower on or prior to the First Amendment Effective Date.

(b)Amendment and Restatement of Definition of “Fixed Charge Coverage Ratio”. The definition of “Fixed Charge Coverage Ratio” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

Fixed Charge Coverage Ratio: the ratio, determined on a consolidated basis for Parent and Subsidiaries for the most recent 12 months, of (a) Annualized EBITDA minus Capital Expenditures (except those financed with (i) Borrowed Money or (ii) the net proceeds of (x) an issuance of Equity Interests by Borrower or (y) an equity contribution to the Borrower or its subsidiaries) and cash taxes (including Permitted Tax Distributions) paid, to (b) Fixed Charges; provided, that for each fiscal quarter ending on or prior to June 30, 2026, Capital Expenditures, cash taxes and Fixed Charges shall also be calculated for each such period set forth in the table in the definition of Annualized EBITDA and multiplied by the applicable factor as set forth in such table.

(c)Amendment to and Restatement of Section 10.1.9(a). Section 10.1.9 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(a)Permit representatives designated by Required Lenders or Agent from time to time, subject (unless a Default or Event of Default exists) to reasonable notice and compliance with applicable health and safety protocols, and during normal business hours, to visit and inspect the Properties of any Obligor or Subsidiary, inspect, audit and make extracts from any Obligor’s or Subsidiary’s books and records, and discuss with its officers, employees, agents, advisors and independent accountants such Obligor’s or Subsidiary’s business, financial condition, assets, prospects and results of operations; provided that so long as no Default or Event of Default shall have occurred and be continuing, Required Lenders and Agent shall only be permitted to conduct (i) one such inspection during any twelve (12) month period for which the Borrower shall reimburse Required Lenders or Agent, as applicable, for its reasonable and documented out-of-pocket charges, costs and expenses in connection therewith; provided, further that if an Exam Trigger Period occurred in such period, Obligors shall reimburse Required Lenders or Agent, as applicable, for all such charges, costs and expenses associated with two inspections during such period, and (ii) up to one additional inspection during each fiscal quarter at the expense of the Agent and the Lenders, but no more than three additional inspections pursuant to this subclause (ii) during any twelve (12) month period. Lenders may participate in any such visit or inspection, at their own expense. Neither Required Lenders nor Agent shall have any duty to any Obligor to make any inspection, nor to share any results of any inspection, appraisal or report with any Obligor. Obligors acknowledge that all inspections, appraisals and reports are prepared by Agent and Required Lenders for their purposes, and Obligors shall not be entitled to rely upon them.

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(d)Amendment to Section 10.1. Section 10.1 of the Credit Agreement is hereby amended to add the following Section 10.1.15:

10.1.15First Amendment Equity Issuance. No later than thirty (30) days following the First Amendment Effective Date, the Obligors shall deposit into the Funded CapEx Account an amount equal to $65,000,000 from the proceeds of an issuance of Equity Interests by Parent subsequent to the First Amendment Effective Date and prior to such 30th day (such issuance, together with any over allotment option with respect thereto, the “Parent Equity Issuance”).

(e)Amendment to Section 10.2.12(a). Section 10.2.12(a) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(a)to exceed the sum of (i) $50,000,000 and (ii) other capital expenditures in respect of turbines and related equipment ancillary thereto (A) acquired or ordered prior to the Closing Date or (B) acquired or ordered pursuant to the Specified Purchase Orders;

(f)Amendment to Section 10.2.18. Section 10.2.18 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

10.2.18 Funded CapEx Account. Permit any of the proceeds of the Loans deposited into the Funded CapEx Account to be intermingled with funds in any other account of the Obligors or otherwise deposited into another account of the Obligors or withdrawn; provided that, for the avoidance of doubt, (i) the Obligors may disburse such funds for the purposes of paying fees and transaction costs associated with the Transactions and making the capital expenditures set forth on Schedule 1.2, (ii) Obligors may make any capital expenditures as specified for in the Specified Purchase Orders and (iii) to the extent that all capital expenditures described in this Section 10.2.18 have been made, Borrower may withdraw any and all then remaining funds in the Funded CapEx Account and use such proceeds for any purpose not prohibited by this Agreement.

(g)Amendment to Section 11.1(d). Section 11.1(d) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(d)Parent (with respect only to Section 10.3), an Obligor or Subsidiary breaches or fails to perform any covenant contained in Section 2.1.3, 10.1.1(a), (b), (d), (e) and (f), 10.1.2, 10.1.3(b), 10.1.12 (but only to the extent such breach or failure relates to the notice period set forth therein), 10.1.14, 10.1.15, 10.2 or 10.3;

3.Acknowledgement.  The Obligors, the Required Lenders and the Collateral Agent acknowledge and agree that any proceeds received by any Obligor (a) in connection with the Parent Equity Issuance, or (b) on account of the issuance of any Equity Interests by Borrower to the Parent to evidence the investment by Parent in Borrower of any proceeds of the Parent Equity Issuance, shall not be subject to any requirements contained in Section 2.8.4 of the Credit Agreement.
4.Conditions Precedent.  The First Amendment shall be effective upon the delivery of executed counterparts to this First Amendment by Parent, the Obligors and the Required Lenders.
5.Representations and Warranties.  In order to induce the Required Lenders to enter into this First Amendment, Parent and each Obligor hereby represents to the Lenders as of the date hereof as follows:
(a)It is duly authorized to execute, deliver and perform its obligations under this First Amendment and is duly authorized to perform its obligations under the Credit Agreement and the other Loan Documents to which it is a party.
(b)The execution and delivery of this First Amendment by it (i) does not require any material consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been

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obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of it or any order of any Governmental Authority in each case, as are applicable to it, (iii) will not violate or result in a default under any material indenture, agreement or other instrument binding upon it or its assets, or give rise to a right thereunder to require any payment to be made by it, and (iv) will not result in the creation or imposition of any Lien on any asset of it, except Liens created under the Loan Documents.
(c)This First Amendment, when executed and delivered by such Obligor, will constitute, a legal, valid and binding obligation of such Obligor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(d)As of the First Amendment Effective Date, both immediately before giving effect to this First Amendment and immediately after giving effect to this First Amendment, no Default (other than the Specified Default, which is waived hereby) or Event of Default has occurred and is continuing or would result herefrom.
6.Affirmation of Parent and Obligors.  Parent and each Obligor hereby confirm and agree that, notwithstanding the effectiveness of this First Amendment, each Loan Document to which Parent or each such Obligor is a party is, and the obligations of Parent and each such Obligor contained in the Credit Agreement, as modified hereby, or in any other Loan Documents to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as modified by this First Amendment.  Without limiting the generality of the foregoing, the execution of this First Amendment shall not constitute a novation, and the Security Documents and all of the Collateral described therein and Liens granted in favor of the Collateral Agent created thereunder secure the payment of all Obligations of Parent and the Obligors under the Loan Documents to the extent provided in the Security Documents and that all such Liens continue to be perfected as security for the Obligations secured thereby.
7.Reference to and Effect on the Credit Agreement and the Loan Documents.
(a)Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified by this First Amendment.
(b)This First Amendment shall be a Loan Document for all purposes of the Credit Agreement (as specifically modified by this First Amendment) and the other Loan Documents.
8.Incorporation by Reference.  Section 14 of the Credit Agreement is incorporated herein by reference, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

COLLATERAL AGENT:

SILVER POINT FINANCE, LLC, as Collateral Agent

By: /s/ Stacey Hatch

Name: Stacey Hatch

Title: Authorized Signatory

Address:

2 Greenwich Plaza

Greenwich, CT 06831

Attn: CreditAdmin

Email: CreditAdmin@silverpointcapital.com

REQUIRED LENDERS:

CHARTER SHORE III FACILITY, LLC,

By: /s/ Stacey Hatch

Name: Stacey Hatch

Title: Authorized Signatory

SILVER POINT LOAN FUNDING, LLC,

By: Silver Point Loan Funding Management, LLC,

as its investment manager,

By: /s/ Stacey Hatch

Name: Stacey Hatch

Title: Authorized Signatory

SILVER POINT SPECIALTY CREDIT III

MASTER FUND, L.P.,

By: Silver Point Specialty Credit Fund III

Management, LLC, as its investment manager,

By: /s/ Stacey Hatch

Name: Stacey Hatch

Title: Authorized Signatory

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FAIRFIELD LANDING FACILITY III, LLC,

By: /s/ Stacey Hatch

Name: Stacey Hatch

Title: Authorized Signatory

SILVER POINT SPECIALTY LENDING

FUND,

By: /s/ Stacey Hatch

Name: Stacey Hatch

Title: Authorized Signatory

SILVER POINT SCF CLO IV, LTD.,

By: /s/ Stacey Hatch

Name: Stacey Hatch

Title: Authorized Signatory

SILVER POINT SCF CLO III, LTD.,

By: /s/ Stacey Hatch

Name: Stacey Hatch

Title: Authorized Signatory

SILVER STAR FACILITY, LLC,

By: /s/ Stacey Hatch

Name: Stacey Hatch

Title: Authorized Signatory

SOFA FACILITY HOLDINGS, LLC,

By: /s/ Stacey Hatch

Name: Stacey Hatch

Title: Authorized Signatory

[Signature Page to First Amendment]

SPECIALTY CREDIT FACILITY II ON MM,

LLC,

By: /s/ Stacey Hatch

Name: Stacey Hatch

Title: Authorized Signatory

SCF II ABL 2 ON, LLC,

By: Silver Point Specialty Credit Fund II

Management, LLC, as Collateral Manager,

By: /s/ Stacey Hatch

Name: Stacey Hatch

Title: Authorized Signatory

SILVER POINT SCF CLO II, LTD.,

By: Silver Point Specialty Credit Fund II

Management, LLC, as Collateral Manager,

By: /s/ Stacey Hatch

Name: Stacey Hatch

Title: Authorized Signatory

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BLACKROCK CAPITAL ALLOCATION TERM TRUST By: BlackRock Advisors, LLC, in its capacity as adviser By: /s/ Henry Brennan Name: Henry Brennan Title: Managing Director
BLACKROCK GLOBAL LONG/SHORT CREDIT FUND OF BLACKROCK FUNDS IV By: BlackRock Advisors, LLC, in its capacity as adviser By: /s/ Henry Brennan Name: Henry Brennan Title: Managing Director
BLACKROCK STRATEGIC INCOME OPPORTUNITIES PORTFOLIO OF BLACKROCK FUNDS V By: Blackrock Advisors, LLC, in its capacity as adviser By: /s/ Henry Brennan Name: Henry Brennan Title: Managing Director
BLACKROCK STRATEGIC GLOBAL BOND FUND, INC. By: BlackRock Advisors, LLC, in its capacity as adviser By: /s/ Henry Brennan Name: Henry Brennan Title: Managing Director
BLACKROCK GLOBAL ALLOCATION FUND, INC. By: BlackRock Advisors, LLC, in its capacity as adviser By: /s/ Henry Brennan Name: Henry Brennan Title: Managing Director

BLACKROCK INSTITUTIONAL TRUST COMPANY, NA, NOT IN ITS INDIVIDUAL CAPACITY BUT AS TRUSTEE OF THE STRATEGIC INCOME OPPORTUNITIES BOND FUND

By: /s/ Henry Brennan  Name: Henry Brennan

Title: Authorized Signatory

[Signature Page to First Amendment]

BLACKROCK INSTITUTIONAL TRUST COMPANY, NA, NOT IN ITS INDIVIDUAL CAPACITY BUT AS TRUSTEE OF THE BLACKROCK TOTAL RETURN BOND FUND By: /s/ Henry Brennan Name: Henry Brennan Title: Authorized Signatory
BLACKROCK GLOBAL ALLOCATION PORTFOLIO OF BLACKROCK SERIES FUND, INC. By: BlackRock Advisors, LLC, in its capacity as adviser By: /s/ Henry Brennan Name: Henry Brennan Title: Managing Director

BLACKROCK GLOBAL ALLOCATION V.I. FUND OF BLACKROCK VARIABLE SERIES FUNDS, INC.

By: BlackRock Advisors, LLC, in its capacity as adviser By: /s/ Henry Brennan

Name: Henry Brennan

Title: Managing Director

JNL/BLACKROCK GLOBAL ALLOCATION FUND

By: BlackRock Investment Management, LLC, as Investment Sub-Advisor for JNL/BlackRock Global Allocation Fund

By: /s/ Henry Brennan  Name: Henry Brennan

Title: Managing Director

CANADA FIXED INCOME GLOBAL OPPORTUNITIES FUND

By: BlackRock Institutional Trust Company, National Association, Investment Manager for Canada Fixed Income Global Opportunities Fund

By: /s/ Henry Brennan  Name: Henry Brennan

Title: Authorized Signatory

[Signature Page to First Amendment]

BLACKROCK INVESTMENT MANAGEMENT (AUSTRALIA) LIMITED AS RESPONSIBLE ENTITY OF THE BLACKROCK GLOBAL ALLOCATION FUND (AUST)

By: BlackRock Investment Management, LLC, as Sub- Investment Manager

By: /s/ Henry Brennan  Name: Henry Brennan

Title: Managing Director

BRIGHTHOUSE FUNDS TRUST II – BLACKROCK BOND INCOME PORTFOLIO By: BlackRock Advisors, LLC, as Investment Advisor By: /s/ Henry Brennan Name: Henry Brennan Title: Managing Director
BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC. By: BlackRock Advisors, LLC as Investment Advisor By: /s/ Henry Brennan Name: Henry Brennan Title: Managing Director
LVIP BLACKROCK GLOBAL ALLOCATION FUND By: BlackRock Investment Management, LLC, its Sub- Advisor By: /s/ Henry Brennan Name: Henry Brennan Title: Managing Director

[Signature Page to First Amendment]

PARENT:

SOLARIS ENERGY INFRASTRUCTURE,

INC.

By: /s/ Kyle Ramachandran

Name: Kyle Ramachandran

Title: President and Chief Financial Officer

BORROWER:

SOLARIS ENERGY INFRASTRUCTURE, LLC

By: /s/ Kyle Ramachandran

Name: Kyle Ramachandran

Title: President And Chief Financial Officer

GUARANTORS:

SOLARIS OILFIELD SITE SERVICES

OPERATIONS, LLC

By: /s/ Kyle Ramachandran

Name: Kyle Ramachandran

Title: President and Chief Financial Officer

SOLARIS OILFIELD EARLY PROPERTY,

LLC

By: /s/ Kyle Ramachandran

Name: Kyle Ramachandran

Title: President and Chief Financial Officer

SOLARIS OILFIELD SITE SERVICES

PERSONNEL LLC

By: /s/ Kyle Ramachandran

Name: Kyle Ramachandran

Title: President and Chief Financial Officer

[Signature Page to First Amendment]

SOLARIS LOGISTICS, LLC

By: /s/ Kyle Ramachandran

Name: Kyle Ramachandran

Title: President and Chief Financial Officer

SOLARIS OILFIELD TECHNOLOGIES,

LLC

By: /s/ Kyle Ramachandran

Name: Kyle Ramachandran

Title: President and Chief Financial Officer

SOLARIS TRANSPORTATION, LLC

By: /s/ Kyle Ramachandran

Name: Kyle Ramachandran

Title: President and Chief Financial Officer

MOBILE ENERGY RENTALS LLC

By: /s/ Kyle Ramachandran

Name: Kyle Ramachandran

Title: President and Chief Financial Officer

[Signature Page to First Amendment]